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                                                                Exhibit: 10.18FT


                       TERMINATION AGREEMENT AND AMENDMENT

         THIS AGREEMENT is entered into as of the 1st day of February, 1999, by and between Responsible Kids, L.L.C., an Arizona limited liability company ("RK"), and Futech Interactive Products, Inc., an Arizona corporation ("Futech").

                                R E C I T A L S:

         A. RK and Futech entered into that certain Operating Agreement of Gold Star Publishing, LLC., dated February 1, 1999 (the "Gold Star Operating Agreement") in connection with the formation of Gold Star Publishing, LLC., an Arizona limited liability company ("Gold Star").

          B. RK and Futech also entered into that certain Operating Agreement, dated February 1, 1999 (the "SuperStar Operating Agreement") relating to the formation of SuperStar Kids' Club, LLC., an Arizona limited liability company ("SuperStar").

         C. SuperStar has not conducted any business.

         D. RK and Futech desire to terminate the SuperStar Operating Agreement and the existence of SuperStar, and amend the Gold Star Operating Agreement, all upon the terms and conditions described below.

                  NOW, THEREFORE, for valuable consideration received, the parties hereto agree as follows:

                                   T E R M S:

         1. Capitalized terms used in this Agreement shall have the same meanings given those terms in the Gold Star Operating Agreement.

         2. RK and Futech hereby terminate the SuperStar Operating Agreement, effective the date of this Agreement. To the extent SuperStar has any assets, those assets are hereby transferred to Gold Star.

         3. As a capital contribution additional to the initial capital contributions of RK made in subparagraph 2.1(a) of the Gold Star Operating Agreement, RK hereby transfers to the Company all rights currently existing to the SuperStar Kids' Club web site.

         4. The $380,000.00 figure appearing twice in subparagraph 2.1(b), once in subparagraph 8.3(a)(iv), and once in subparagraph 8.3(b)(iv) of the Gold Star Operating Agreement is hereby changed to $500,000.00.



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         11. By their signatures below, RK and Futech, as the sole members of
SuperStar and Gold Star, bind SuperStar and Gold Star to the terms of this Agreement.

         12. The parties acknowledge that Exhibits "B" and "C" attached hereto are the same as Exhibits "B" and "C" attached to the Gold Star Operating Agreement.

         DATED as of the date first hereinabove written.

                  RK: Responsible Kids, L.L.C., an Arizona limited liability company

                                   By
                                      ------------------------------------------
                                      Joy Berry, Manager

                  FUTECH: Futech Interactive Products, Inc., an Arizona corporation

                                   By /s/ Vincent W. Goett
                                      ------------------------------------------
                                      Vincent W. Goett, CEO



ACCEPTED AND AGREED To,
as to all provisions
relating to Joy Berry, by:


--------------------------
Joy Berry


List of Exhibits:
Roll Out Schedule For Existing Books                      "B"
Existing Products and Rights                              "C"



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                             ARTICLES OF TERMINATION

         Pursuant to A.R.S. Section 29-783, SuperStar Kids' Club, LLC., an Arizona limited liability company (the "LLC") hereby submits these Articles of Termination and states as follows:

         1. The name of the limited liability company is "SuperStar Kids' Club, LLC.

         2. A Notice of Winding Up disclosing the dissolution of the LLC was filed with the Corporation Commission on ___________, 1999.

         3. All known properties and assets of the LLC have been applied and distributed pursuant to applicable Arizona Revised Statutes.

         DATED as of the _____ day of _________, 1999.

                                         Futech Interactive Products, Inc.,
                                         an Arizona corporation, Member

                                         By /s/ Vincent W. Goett
                                            ------------------------------------
                                            Vincent W. Goett, CEO